UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Damastown, Mulhuddart
Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 880-8180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A of Mallinckrodt plc ("the Company"), which is filed on October 24, 2014, amends the Current Report on Form 8-K reporting for, amongst other things, the completion of the Company's previously announced acquisition of Questcor Pharmaceuticals, Inc. ("Questcor"), which was originally filed with the Securities and Exchange Commission on August 14, 2014. This Form 8-K/A is being filed for the sole purpose of providing the financial statements and pro forma financial information required by Items 9.01(a)(1) and 9.01(b)(1) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Questcor as of December 31, 2013 and December 31, 2012, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Notes to the Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.
The unaudited consolidated balance sheets of Questcor as of June 30, 2014 and December 31, 2013, and the related consolidated statements of income and comprehensive income for each of the six-months ended June 30, 2014 and June 30, 2013, the consolidated statement of cash flows for the six-months ended June 30, 2014 and June 30, 2013, the consolidated statement of stockholders equity for the six-months ended June 30, 2014 and the Notes to the Financial Statements are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Questcor, is furnished as Exhibit 99.3 and incorporated herin by reference:

•	Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended September 27, 2013;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended June 27, 2014;

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 27, 2014; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Exhibit
23.1	Consent of BDO USA, LLP.
99.1
Audited consolidated balance sheets of Questcor Pharmaceuticals, Inc. as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the notes to the financial statements and the auditor's report thereon (incorporated by reference to Part IV, Item 15 of Questcor Pharmaceuticals, Inc.'s Annual Report on Form 10-K, filed on February 26, 2014).

99.2
Unaudited consolidated balance sheets of Questcor Pharmaceuticals, Inc. as of June 30, 2014 and December 31, 2013, and the related consolidated statements of income and comprehensive income for each of the six months ended June 30, 2014 and June 30, 2013, the consolidated statement of cash flows for the six months ended June 30, 2014 and June 30, 2013, the consolidated statement of stockholders' equity for the six months ended June 30, 2014 and the notes to the financial statements (incorporated by reference to Part I, Item 1 of Questcor Pharmaceuticals, Inc.'s Quarterly Report on Form 10-Q, filed on July 25, 2014).

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	October 24, 2014	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of BDO USA, LLP.
99.1
Audited consolidated balance sheets of Questcor Pharmaceuticals, Inc. as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the notes to the financial statements and the auditor's report thereon (incorporated by reference to Part IV, Item 15 of Questcor Pharmaceuticals, Inc.'s Annual Report on Form 10-K, filed on February 26, 2014).

99.2
Unaudited consolidated balance sheets of Questcor Pharmaceuticals, Inc. as of June 30, 2014 and December 31, 2013, and the related consolidated statements of income and comprehensive income for each of the six months ended June 30, 2014 and June 30, 2013, the consolidated statement of cash flows for the six months ended June 30, 2014 and June 30, 2013, the consolidated statement of stockholders' equity for the six months ended June 30, 2014 and the notes to the financial statements (incorporated by reference to Part I, Item 1 of Questcor Pharmaceuticals, Inc.'s Quarterly Report on Form 10-Q, filed on July 25, 2014).

99.3	Unaudited Pro Forma Condensed Combined Financial Information.